UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Oracle Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M16668-P84077 Meeting Information Meeting Type: Annual Stockholder Meeting For holders as of: August 10, 2009 Date: October 7, 2009 Time: 10:00 A.M. Pacific Time Location: Meeting Directions: You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. ORACLE CORPORATION *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Oracle Conference Center 350 Oracle Parkway Redwood City, CA 94065 ATTN: INVESTOR RELATIONS 500 ORACLE PARKWAY MAIL STOP 5OP6 REDWOOD CITY, CA 94065 For Meeting Directions, Please Call: 650-506-0024 ORACLE®

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available at www.proxyvote.com:

NOTICE AND PROXY STATEMENT          FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
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*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before September 23, 2009 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Please refer to the section above, titled “How to Request and Receive a PAPER or E-MAIL Copy.”

M16669-P84077

Voting Items

The Board of Directors recommends that you vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposals 4, 5 and 6.

1.	ELECTION OF DIRECTORS

Nominees: 01) Jeffrey S. Berg, 02) H. Raymond Bingham, 03) Michael J. Boskin, 04) Safra A. Catz, 05) Bruce R. Chizen, 06) George H. Conrades, 07) Lawrence J. Ellison, 08) Hector Garcia-Molina, 09) Jeffrey O. Henley, 10) Donald L. Lucas, 11) Charles E. Phillips, Jr., and 12) Naomi O. Seligman

2.	PROPOSAL FOR THE APPROVAL OF THE ADOPTION OF THE FISCAL YEAR 2010 EXECUTIVE BONUS PLAN.

3.	PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING MAY 31, 2010.

4.	STOCKHOLDER PROPOSAL REGARDING SPECIAL STOCKHOLDER MEETINGS.

5.	STOCKHOLDER PROPOSAL REGARDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

6.	STOCKHOLDER PROPOSAL REGARDING EQUITY RETENTION POLICY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

M16670-P84077